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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 27, 1999 included (or incorporated by reference) in Danaher Corporation's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.

                                          /s/ Arthur Andersen LLP

Washington, D.C.
June 3, 1999